CUTLER                                    STATEMENT OF ADDITIONAL INFORMATION


                                          October 30, 2001
                                          As Amended June 14, 2002





FUND INFORMATION:                            CUTLER CORE FUND

The Cutler Trust                             CUTLER VALUE FUND
P.O. Box 446
Portland, ME  04112
(888) CUTLER4
http://www.cutler.com

INVESTMENT ADVISER:

Cutler & Company, LLC
3555 Lear Way
Medford, Oregon  97504
(541) 770-9000
(800) 228-8537

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:

Forum Shareholder Services, LLCSM
Two Portland Square
P. O. Box 446
Portland, Maine  04101
Toll free (888) CUTLER4


         This Statement of Additional Information, or SAI, supplements the Prospectus dated October 30, 2001, as may be amended from time to time, offering shares of Cutler Core Fund and Cutler Value Fund (each a "Fund" and collectively the "Funds"), two portfolios of The Cutler Trust (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The
Prospectus may be obtained by an investor without charge by contacting the Trust's Shareholder Servicing Agent at the address or telephone number listed above.

         Financial Statements for each Fund for the year ended June 30, 2001 included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting shareholder services at the address or telephone number listed above.

TABLE OF CONTENTS



1.  INVESTMENT POLICIES AND RISKS                                              3

2.  INVESTMENT LIMITATIONS                                                     5

3.  PERFORMANCE DATA AND ADVERTISING                                           7

4.  MANAGEMENT                                                                10

5.  PORTFOLIO TRANSACTIONS                                                    15

6.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                            18

7.  TAXATION                                                                  20

8.  OTHER MATTERS                                                             24

APPENDIX A  DESCRIPTION OF SECURITIES RATINGS                                A-1

APPENDIX B  MISCELLANEOUS TABLES                                             B-1

APPENDIX C  PERFORMANCE DATA                                                 C-1

GLOSSARY


     "Adviser" means Cutler & Company, LLC

     "Board" means the Board of Trustees of the Trust.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means Forum Trust, LLC, custodian of the Funds' assets.

     "FAdS"  means Forum  Administrative  Services,  LLC,  administrator  of the
     Funds.

     "Fitch" means Fitch IBCA, Inc.

     "FAcS" means Forum Accounting Services, LLC, fund accountant of the Funds.

     "FFS" means Forum Fund Services, LLC, distributor of the Funds' shares.

     "Fund" means each of Cutler Core Fund and Cutler Value Fund

     "Moody's" means Moody's Investors Service, Inc.

     "NAV" means net asset value.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's Corporation.

     "Transfer Agent" means Forum Shareholder Services, LLC, the transfer agent and distribution disbursing agent of the Funds.

     "Trust" means The Cutler Trust.

     "U.S. Treasury Securities" means obligations issued or guaranteed by the U.S. Treasury.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

1.       INVESTMENT POLICIES AND RISKS

         The following discussion supplements the disclosure in the Prospectus about each Fund's investment techniques, strategies and risks. Each Fund is designed for investment of that portion of an investor's assets that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities). Each Fund expects that for most periods, a substantial portion, if not all, of their assets will be invested in diversified portfolios of common stocks judged by the Adviser to have favorable value to price characteristics.

A.       SECURITY RATINGS INFORMATION

Each Fund may invest in fixed income securities. Each Fund's investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. Each Fund will invest primarily in "investment grade" securities. "Investment grade" means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality. The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issuer of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund (neither event requiring the sale of such security by a Fund), the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.       TEMPORARY DEFENSIVE POSITION

Each Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include short-term U.S. Government Securities interest-bearing savings deposits and certificates of deposit of domestic commercial banks and money market mutual funds. Each Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which each Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

C.       CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities.

1.   IN GENERAL

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

2.   RISKS

Investment in convertible securities generally entails less risk than investment in the issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3.   VALUE OF CONVERTIBLE SECURITIES

The value of a convertible security is a function of its "investment value" and its "conversion value." The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

D.       FOREIGN ISSUERS

The Trust considers "foreign issuers" to be those issues that are traded only on foreign markets.

2.       INVESTMENT LIMITATIONS

For purposes of all investment policies of each Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the applicable Fund's assets, the change in status of a security or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of a Fund without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS

Each Fund's investment objective is considered fundamental. In addition, each Fund has adopted the following investment limitations, which are fundamental policies of the Funds. Each Fund may not:

1.    DIVERSIFICATION

With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

2.   CONCENTRATION

Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

3.   UNDERWRITING ACTIVITIES

Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

4.   PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5. PURCHASES AND SALES OF COMMODITIES AND OPTIONS; BORROWING; FOREIGN SECURITIES AND MARKETS; MARGIN PURCHASES AND SHORT SALES

Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; invest in the securities of foreign issuers or purchase securities through a foreign market (applicable to Cutler Core Fund only); purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

6.   ISSUANCE OF SENIOR SECURITIES

Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of series or classes that the Board may establish.

7.       REPURCHASE AGREEMENTS,  MAKING LOANS

Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

B.       NON-FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

1. Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund's total assets would be so invested.

2. Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

3. Acquire securities that are not readily marketable ("illiquid") or are subject to restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

3.       PERFORMANCE DATA AND ADVERTISING

A.       PERFORMANCE DATA

Each Fund may quote  performance  in various ways. All  performance  information
supplied  in  advertising,  sales  literature,   shareholder  reports  or  other
materials is historical and is not intended to indicate future returns.

Each Fund may compare any of its performance information with:

     o Data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., IBC Financial Data, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

     o    The performance of other mutual funds.

     o The performance of recognized stock, bond and other indices, including, but not limited to, the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of either Fund but rather are standards by which the Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

Each Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Each Fund's performance will fluctuate in response to market conditions and other factors.

B.       PERFORMANCE CALCULATIONS

Each Fund's performance may be quoted in terms of yield or total return.

1.   SEC YIELD

Standardized SEC yields for each Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in the Fund's fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

The yield of each Fund is not fixed or guaranteed, and investments in each Fund are not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Yield quotations are based on amounts invested in a Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges. Neither Fund imposes a sales charge.

Yield is calculated according to the following formula:
                          6
         Yield= 2[(a-b +1) -1]
                   ---
                   cd

   Where:
         a    =    dividends and interest earned during the period
         b    =    expenses accrued for the period (net of reimbursements)
         c    =    the average daily number of shares outstanding during the
                   period that were entitled to receive dividends
         d    =    the maximum offering price per share on the last day of the period

2.       TOTAL RETURN CALCULATIONS

Each Fund's total return shows its overall change in value, including change in share price and assuming all of the Fund's distributions are reinvested.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns, a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in the Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated according to the following formula:

         P(1+T) n = ERV

    Where:
             P     =     a hypothetical initial payment of $1,000
             T     =     average annual total return
             N     =     number of years
             ERV   =     ending redeemable value: ERV is the value, at the end
                         of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Because average annual returns tend to smooth out variations in a Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

         Each Fund may quote unaveraged or cumulative total return, which reflect the Fund's performance over a stated period of time.

         Total return may be stated in its components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above

A listing of certain performance data as of June 30, 2001 is contained in Appendix C -- Performance Data.

C.       OTHER MATTERS

Each Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio manager(s) and the portfolio management staff of the Fund's Adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the NAV, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

Each Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

  PERIOD          SYSTEMATIC INVESTMENT                   SHARE PRICE                     SHARES PURCHASED
............. ................................. .................................. ..................................
     1                      $100                              $10                               10.00
     2                      $100                              $12                               8.33
     3                      $100                              $15                               6.67
     4                      $100                              $20                               5.00
     5                      $100                              $18                               5.56
     6                      $100                              $16                               6.25
............. ................................. .................................. ..................................
             Total Invested $600               Average Price $15.17               Total Shares  41.81

In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors an introduction into the Fund or any of the Fund's service provider's policies or business practices. For instance, advertisements may provide for a message from the Adviser that it has for more than twenty years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that the Adviser believes that it has been successful as a portfolio manager.

4.       MANAGEMENT

A.       TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST. The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the state of Delaware. Among its duties, the Board generally meets and reviews on a quarterly basis the acts of all of each Fund's service providers. This management also includes a periodic review of the service providers' agreements and fees charged to each Fund. The names of the Trustees and officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.


            NAME, ADDRESS AND                  POSITION(S)                    PRINCIPAL OCCUPATION(S)
              DATE OF BIRTH                  WITH EACH FUND                  DURING THE PAST FIVE YEARS
........................................... .................... .....................................................
Kenneth R. Cutler*                         Trustee              Former Portfolio Manager of Cutler Core Fund and
         503 Airport Road                  Chairman             Cutler Value Fund,
         Medford, Oregon  97504            Vice President       Investment Committee Member, Cutler & Company, LLC
         Born:  March 1920
........................................... .................... .....................................................
John Y. Keffer*                            Trustee              President and Director, Forum Fund Services, LLC
         Two Portland Square               President            Director and sole shareholder (directly and
         Portland, Maine 04101                                  indirectly) Forum Financial Group LLC, which owns
         Born:  July 1942                                       (directly or indirectly) Forum Administrative
                                                                Services,   LLC, Forum Shareholder Services,    LLC
                                                                and Forum Investment Advisers,  LLC  Officer,
                                                                Director or Trustee, various funds    managed
                                                                and  distributed by Forum Fund Service, LLC and
                                                                Forum Administrative Services, LLC
........................................... .................... .....................................................
Dr. Hatten S. Yoder, Jr.                   Trustee              Director Emeritus, Geophysical Laboratory, Carnegie
         6709 Melody Lane                                       Institution of Washington
         Bethesda, MD 20817-3152                                Consultant, Los Alamos National Laboratory
         Born:  March 1921
........................................... .................... .....................................................
Robert B. Watts, Jr.                       Trustee              Counsel, Northhaven Associates
         2230 Brownsboro Highway
         Eagle Point, Oregon 97524
         Born:  December 1930
........................................... .................... .....................................................
Robert E. Clarke                           Trustee              Retired
         3152 Arnold Palmer Way
         Medford, Oregon 97504
         Born:  May 1922
........................................... .................... .....................................................

            NAME, ADDRESS AND                  POSITION(S)                    PRINCIPAL OCCUPATION(S)
              DATE OF BIRTH                  WITH EACH FUND                  DURING THE PAST FIVE YEARS
........................................... .................... .....................................................
Brooke C. Ashland                          Vice President       Chief Executive Officer and Manager, Cutler &
         503 Airport Road                                       Company, LLC
         Medford, Oregon 97504
         Born:  December 1951
........................................... .................... .....................................................
Carol S. Fischer                           Vice President       Chief Operating Officer, Cutler & Company, LLC
         503 Airport Road                  Asst. Secretary
         Medford, Oregon 97504             Asst. Treasurer
         Born:  December 1955
........................................... .................... .....................................................
Stacey E. Hong                             Treasurer            04/92 - Present. Director, Forum Accounting
         Two Portland Square                                    Services, LLC
         Portland, Maine  04101                                 08/88-4/92, Auditor, Ernst & Young LLP
         Born:  May 1966                                        Mr. Hong is alos an officer of various registered
                                                                investment companies for which Forum Financial
                                                                Group, LLC or its affiliates, serves as fund
                                                                accountant, administrator and/or distributor
........................................... .................... .....................................................
D. Blaine Riggle                           Secretary            1/98 - Present. Counsel, Forum Financial Group, LLC
         Two Portland Square                                    3/97 - 1/98. Associate Counsel, Wright Express
         Portland, Maine 04101                                  Corporation
         Born:  November 1966                                   1994 - 3/97.  Associate at the law firm of
                                                                Friedman, Babcock & Gaythwaite
                                                                Officer, various funds managed and distributed by
                                                                Forum Fund Services, LLC and Forum Administrative
                                                                Services, LLC
........................................... .................... .....................................................
Thomas G. Sheehan                          Assistant Secretary  Managing Director and Counsel, Forum Financial
         Two Portland Square                                    Group, LLC since 1993
         Portland, Maine 04101                                  Special Counsel, Division of Investment Management,
         Born:  November 1954                                   SEC
                                                                Officer, various funds managed and distributed by
                                                                Forum Fund Services, LLC and Forum Administrative
                                                                Services, LLC
........................................... .................... .....................................................
Dawn L. Taylor                             Assistant Treasurer  10/97 - Present. Tax Manager, Forum Financial
         Two Portland Square                                    Group, LLC
         Portland, Maine 04101                                  1/97 - 10/97.  Senior Tax Accountant, Purdy,
         Born:  May 1964                                        Bingham & Burrell, LLC
                                                                9/94 - 10/97.  Senior Fund Accountant, Forum
                                                                Financial Group, LLC
                                                                Officer, various funds managed and distributed by
                                                                Forum Fund Services, LLC and Forum Administrative
                                                                Services, LLC
........................................... .................... .....................................................


B.       COMPENSATION OF DIRECTORS AND OFFICERS

Each Trustee receives monthly fees of $833.33.

Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Messrs. Cutler and Keffer and Ms. Ashland receive no compensation for their services as Trustees or reimbursement for their associated expenses. No officer of the Trust is compensated by the Trust.

The following table sets forth the fees paid to each Trustee by the Trust for the fiscal year ended June 30, 2001.

                                                                                   ESTIMATED
                                  AGGREGATE          PENSION OR RETIREMENT           ANNUAL               TOTAL
                              COMPENSATION FROM   BENEFITS ACCRUED AS PART OF     BENEFITS UPON       COMPENSATION FROM
       NAME, POSITION               TRUST                TRUST EXPENSES            RETIREMENT             TRUST
.............................. ................... ............................. .................. ...................
Dr. Hatton S. Yoder, Jr.,
Trustee                            $10,000                     $0                      $0               $10,000
.............................. ................... ............................. .................. ...................
Robert B. Watts, Jr.,
Trustee                            $10,000                     $0                      $0               $10,000
.............................. ................... ............................. .................. ...................

C.       INVESTMENT ADVISER

1.   SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for the Fund.

2.   OWNERSHIP OF ADVISER/AFFILIATIONS

Trustee Brooke C. Ashland has a majority ownership interest in the Adviser and is therefore deemed to control the Adviser. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

The Trustees or officers of the Trust that are employed by the Adviser (or affiliates of the Adviser) are Kenneth R. Cutler, Brooke C. Ashland and Carol S. Fischer.

3.   FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly, equal to 0.75% per annum based on average daily net assets of the applicable Fund for the previous month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in either Fund. If an investor in a Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from the client.

The Adviser has contractually obligated itself to waive a portion of its fees if total expenses for a Fund exceed 1.25%. This obligation may end after October 31, 2002.

Table 1 in Appendix B shows the dollar amount of the fees from each Fund for the last three fiscal years received by the Adviser.

4.   OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Adviser's agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Adviser's agreement is terminable without penalty by each Fund with respect to the Fund on 60 days' written notice when authorized either by vote of the holders of a majority of the Fund's securities or by a vote of a majority of the Board on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Under its agreement, the Adviser is not liable for any mistake of judgment, except for lack of good faith in the performance of its duties to each Fund. The agreement does not protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D.       DISTRIBUTOR

1.   DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS, the Transfer Agent, and the Custodian are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

Under its agreement with the Trust, FFS acts as the agent of each Fund in connection with the offering of shares of the Fund. FFS continually distributes shares of each Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of a Fund's shares.

FFS receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, FFS receives no sales commissions. FFS may enter into arrangements with various financial institutions through which investors may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of each Fund.

2.   OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

FFS's distribution agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

FFS's agreement is terminable without penalty by each Fund with respect to the Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding shareholders or by a vote of a majority of the Board, or by FFS on 60 days' written notice to the Fund.

Under its agreement, FFS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to each Fund. The agreement does not protect FFS against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under its agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by each Fund against any and all claims and expenses in any way related to FFS's actions (or failures to act) that are consistent with FFS's contractual standard of care. This means that as long as FFS satisfies its contractual duties, each Fund is responsible for the costs of: (1) defending FFS against claims that FFS breached a duty it owed to the Fund; and (2) paying judgments against FFS. Neither Fund is required to indemnify FFS if the Fund does not receive written notice of and reasonable opportunity to defend against a claim against FFS in the Fund's own name or in the name of FFS.

E.       OTHER SERVICE PROVIDERS TO EACH FUND

1.   ADMINISTRATOR

As administrator, pursuant to an agreement with the Trust, FAdS is responsible for the supervision of the overall management of each Fund, providing each Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of each Fund.

For its services, FAdS receives a fee from each Fund equal to 0.10% of the average daily net assets of the applicable Fund. The fees are accrued daily by each Fund and are paid monthly for services performed under the agreement during the prior calendar month.

Table 2 in Appendix B shows the dollar amount of the fees paid by the Funds to FAdS for each Fund's last three fiscal years.

FAdS's agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to each Fund. The agreement does not protect FAdS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.

2.   FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust, FAcS provides fund accounting services to each Fund. These services include calculating the NAV per share of the Funds and preparing each Fund's financial statements and tax returns.

For its services, FAcS receives a fee from each Fund at an annual rate of $36,000, subject to adjustments for the number and type of portfolio transactions. The fees are paid monthly for services performed during the prior calendar month.

Table 3 in Appendix B shows the dollar amount of the fees paid by the Funds to FAcS for each Fund's last three fiscal years.

FAcS's agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is not liable for any act or omission in the performance of its duties to each Fund. The agreement does not protect FAcS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.

3.   TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to an agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

For its services, the Transfer Agent receives a fee from each Fund at an annual rate of $12,000 per year plus certain account charges and is reimbursed for certain expenses incurred on behalf of each Fund. Such fees shall be paid monthly for services performed during the prior calendar month. Table 4 in Appendix B shows the dollar amount of the fees paid by each Fund to the Transfer Agent for each Fund's last three fiscal years.

The Transfer Agent's agreement is terminable without penalty by the Board or by the Transfer Agent on 60 days' written notice. Under the agreement, the Transfer Agent is liable only for loss or damage due to errors caused by bad faith, negligence or willful misconduct in the performance of its obligations and duties under the agreement.

4.   CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Forum Trust, LLC safeguards and controls each Fund's cash and securities, determines income and collects interest on each Fund's investments. The Custodian may employ subcustodians. The Custodian is located at Two Portland Square, Portland, Maine 04101. The Custodian has hired Bankers Trust Company, 130 Liberty Street, New York, New York, 10006, to serve as subcustodian for the Funds.

For its services, the Custodian receives a fee from each Fund at an annual rate as follows: (1) 0.01% for the first $1 billion in Fund assets; (2) 0.0075% for Fund assets between $1-$2 billion; (3) 0.005% for Fund assets between $2-$6 billion; and (4) .0025% for Fund assets greater than $6 billion. The Custodian receives account maintenance fees of $3,600 per account per year. The Custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

5.   LEGAL COUNSEL

Legal matters in connection with the issuance of shares of each Fund are passed upon by Dechert, Ten Post Office Square - South, Boston, Massachusetts 02109-4603.

6.   INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts 02116-5022, independent auditors, have been selected as auditors for each Fund. The auditors audit the annual financial statements of each Fund and provide each Fund with an audit opinion. The auditors also review certain regulatory filings of the Funds as well as prepare each Fund's tax returns.

5.       PORTFOLIO TRANSACTIONS

A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented are for the past three fiscal years.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in placing trades for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.   CHOOSING BROKER-DEALERS

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund; and (2) take into account payments made by brokers effecting transactions for the Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

2.   OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than a Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range of quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems and formal databases.

Occasionally, the Adviser may place an order with a broker and pay a slightly higher commission than another broker might charge. If this is done it will be because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner that is deemed equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

In some cases, the client may direct the Adviser to use a broker or dealer of the client's choice. If the client directs the Adviser to use a particular broker, the Adviser may not be authorized to negotiate commissions and may be unable to obtain volume discounts or best execution. In these cases, there could be some disparity in commission charges among these clients.

3.   TRANSACTIONS THROUGH AFFILIATES

The Adviser may not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons). The Board has not adopted respective procedures.

4.   OTHER ACCOUNTS OF THE ADVISER

Investment decisions for each Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

5.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Each Fund expects normal turnover in the range of 50-75%, although there can be periods of greater or lesser action based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. The contrast in portfolio turnover rates (93% in fiscal year 2001 from 79% in fiscal year 2000) reflects the increased level of market volatility experienced over the past year, a heightened level of client cash-flows, and opportunistic tax loss selling by the investment managers. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. A Fund's commission costs are usually done at rates far under those in the retail market.

D.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Following is a list of the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired or held during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


     REGULAR BROKER OR DEALER                          VALUE OF SECURITIES HELD
.................................................................................
CUTLER CORE FUND/CUTLER VALUE FUND
         None                                                None

6.       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A.       GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

Each Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor at NAV per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share. Historical information relating to each Fund's NAV per share is contained in the Funds' financial statements (specifically in the statement of assets and liabilities).

Each Fund reserves the right to refuse any purchase request in excess of 1% of the Fund's total assets.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.   IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2.   UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.   PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, a Fund may confirm  purchases  and  redemptions  to the financial  institution,  which will
provide  you  with  confirmations  and  periodic  statements.   A  Fund  is  not
responsible for the failure of any financial institution to carry out its obligations.

Each Fund may authorize one or more brokers to receive on its behalf purchase and redemption orders. Such brokers, including Charles Schwab & Co, Inc., are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at a Fund's Net Asset Value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund.

Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1.   SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of their net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2.   REDEMPTION IN-KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if a Fund's management determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. In addition, the shareholder will bear the risk of any market fluctuation in the price of a security from the time of valuation by the Fund to the time of transfer to the shareholder. Accordingly, the redeeming shareholder, when selling a security received in kind, may receive cash equal to a lesser or greater amount than the total value of the portfolio securities received in redemption of Fund shares. The Fund will endeavor to transfer the security to the shareholder as quickly as practicable, subject to the shareholder's timely provision of information pertaining to the custodial account to which such securities will be transferred. The shareholder will bear all costs associated with the in-kind distribution of portfolio securities. Each Fund has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made. In connection with a redemption in kind, the shareholder has the option to receive in cash the lesser of $250,000 or 1% of the Fund's total net assets. The shareholder may waive this right.

D.       NAV DETERMINATION

The price of a Fund's shares on any given day is its NAV per share. NAV is calculated for each Fund on each day that the New York Stock Exchange is open for trading. Currently, the Exchange is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In determining each Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.       DISTRIBUTIONS

Unless a shareholder has elected to receive distributions in cash, distributions of net investment income will be reinvested at the applicable Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

7.       TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of each Fund is December 31.

1.   MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of short-term capital gains over long-term capital losses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company each Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing.

o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.   FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.   FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in a Fund's financial statements. Any such losses may not be carried back.

Distributions by each Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder's tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder's basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

C.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. If a Fund changes its tax year-end to November 30 or December 31, it may elect to use that date instead of the October 31 date in making this calculation. The balance of a Fund's income must be distributed during the next calendar year. Each Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or November 30 or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. Each Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of that Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E.       WITHHOLDING TAX

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

F.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund, capital gain distributions from the Fund and amounts retained by the Fund that are designated as undistributed capital gain.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations. A foreign corporate shareholder would also be subject to a branch profits tax.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.

G.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

8.       OTHER MATTERS

A.       GENERAL

1.   GENERAL INFORMATION

The Cutler Trust was organized as a business trust under the laws of the State of Delaware on October 2, 1992. The Trust has operated under that name and as an investment company since that date.

The Cutler Trust is registered as an open-end, management investment company under the 1940 Act. The Trust is diversified as that term is defined by the 1940 Act. The Trust offers shares of beneficial interest in its two series. Cutler Value Fund was formerly known as Cutler Approved List Equity Fund. Cutler Core Fund was formerly known as Cutler Equity Income Fund.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust will continue indefinitely until terminated.

The Adviser, FFS and the Trust have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Funds and the personnel of the Trust, Adviser and FFS. All three codes were reviewed by the Board to ensure compliance with the recent amendments to Rule 17j-1. Codes permit personnel subject to codes to invest in securities, including securities that may be purchased or held by the Funds.

2.   SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of a Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Delaware law does not require the Funds to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of a Fund.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a Fund is entitled to the shareholder's pro rata share of all distributions arising from the Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

Shareholders representing 25% or more of a Fund's outstanding shares may, as set forth in the Trust Instrument, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Trustees.

3.       CERTAIN REORGANIZATION TRANSACTIONS

A Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Fund by merger, consolidation or incorporation.

B.       FUND OWNERSHIP

As of October 22, 2001, the percentage of shares owned by all officers and Trustees of the Trust as a group was less than 1% of the shares of each Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 6 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of October 22, 2001, the following persons beneficially owned 25% or more of the shares of a Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION

SHAREHOLDER                                       PERCENTAGE OF SHARES OWNED
.................................... ............................................
CUTLER CORE FUND
NONE                                                           0
.................................... ............................................
CUTLER VALUE FUND
NONE                                                           0

C.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' AND OFFICERS' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. Each Fund believes that the securities regulators of some states, however, have in the past indicated that they and the courts in their state may decline to apply Delaware law on this point.

The By-laws of the Trust provide that the Trustees and officers shall be indemnified to the fullest extent consistent with applicable laws. However, any Trustee or officer will not be protected against liability to a Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Funds' registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS

The financial statements of each Fund for the year ended June 30, 2000 included in the Annual Report to shareholders of each Fund are incorporated herein by reference. These financial statements only include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' report.

                                       A-7
APPENDIX A   DESCRIPTION OF SECURITIES RATINGS

A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.   MOODY'S INVESTORS SERVICE, INC.

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.   STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The `r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.   DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+       High credit quality. Protection factors are strong. Risk is modest but
AA        may vary slightly from time to time because of economic conditions.

A+,A,     Protection factors are average but adequate. However, risk factors are
A-        more variable in periods of greater economic stress.

BBB+      Below-average  protection factors but still considered  sufficient for
BBB       prudent investment.  Considerable  variability in risk during economic
BBB-      cycles.

BB+       Below investment grade but deemed likely to meet obligations when due.
BB        Present  or  prospective   financial   protection   factors  fluctuate
BB- according to industry conditions. Overall quality may move up or down frequently within this category.

B+        Below  investment  grade and possessing risk that obligations will not
B         be met when due.  Financial  protection  factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.


4.   FITCH IBCA, INC.

INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC,  High default risk. Default is a real possibility. Capacity for meeting
C financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD,  Default.  Securities  are  not  meeting  current  obligations  and are
D extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50%-90% of such outstandings and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.   MOODY'S INVESTORS SERVICE

AAA An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C            This is the lowest rated class of preferred  or  preference  stock.
             Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.   STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB,B,        Preferred  stock  rated   BB,  B,  and  CCC is  regarded,  on
CCC          balance, as predominantly  speculative with respect to the issuer's capacity to pay  preferred  stock  obligations.  BB  indicates  the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, large
             uncertainties  or  major  risk  exposures  to  adverse   conditions
             outweigh these.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C            A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.   MOODY'S INVESTORS SERVICE

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1       Issuers  rated  Prime-1  (or  supporting  institutions)  have  a
                superior  ability  for  repayment  of  senior   short-term  debt
                obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
                o   Leading market positions in well-established industries.
                o   High rates of return on funds employed.
                o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                o Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT
  PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.   STANDARD & POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.   FITCH IBCA, INC.

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B   MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees paid to the Adviser.

                               ADVISORY FEE      ADVISORY FEE      ADVISORY FEE
                                 PAYABLE            WAIVED           RETAINED
CUTLER CORE FUND
  Year Ended June 30, 2001       $465,333             $0             $465,333
  Year Ended June 30, 2000       $545,524             $0             $545,524
  Year Ended June 30, 1999       560,854              0               560,854

CUTLER VALUE FUND
  Year Ended June 30, 2001       $208,238          $54,255           $153,983
  Year Ended June 30, 2000       $240,622          $10,000           $230,622
  Year Ended June 30, 1999       285,783              0               285,783

TABLE 2 - ADMINISTRATION FEES

The following Table shows the dollar amount of fees paid to FAdS.

                                              ADMINISTRATION FEE
                                                     PAID
         CUTLER CORE FUND
              Year Ended June 30, 2001             $62,044
              Year Ended June 30, 2000             $72,737
              Year Ended June 30, 1999              74,781

         CUTLER VALUE FUND
              Year Ended June 30, 2001             $27,765
              Year Ended June 30, 2000             $32,083
              Year Ended June 30, 1999              38,104

TABLE 3 - ACCOUNTING FEES

The following Table shows the dollar amount of fees paid to FacS.

                                                ACCOUNTING FEE
                                                     PAID
        CUTLER CORE FUND
             Year Ended June 30, 2001              $41,000
             Year Ended June 30, 2000              $42,000
             Year Ended June 30, 1999               38,000

        CUTLER VALUE FUND
             Year Ended June 30, 2001              $41,000
             Year Ended June 30, 2000              $40,000
             Year Ended June 30, 1999               40,000

TABLE 4 - TRANSFER AGENCY FEES

The following table shows the dollar amount of shareholder service fees paid to the Transfer Agent.

                                               TRANSFER AGENCY
                                                   FEE PAID
       CUTLER CORE FUND
            Year Ended June 30, 2001               $17,721
            Year Ended June 30, 2000               $16,356
            Year Ended June 30, 1999               $17,138

       CUTLER VALUE FUND
            Year Ended June 30, 2001               $15,553
            Year Ended June 30, 2000               $14,818
            Year Ended June 30, 1999               $15,272

TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions paid by the Funds.

CUTLER CORE FUND
     Year Ended June 30, 2001                      $115,827.64
     Year Ended June 30, 2000                      $87,467.40
     Year Ended June 30, 1999                        $79,706

CUTLER VALUE FUND
     Year Ended June 30, 2001                      $39,422.56
     Year Ended June 30, 2000                      $59,340.32
     Year Ended June 30, 1999                        $86,708

TABLE 6 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of the Funds as of October 22, 2001.


NAME AND ADDRESS                                 SHARES        % OF FUND
.............................................. .............. ............
CUTLER CORE FUND
Enterprise Trust & Investment Co TTEE           696,010.405       12.85%
For Big Creek Lumber Profit Sharing
Ms. Ellen McCrary
3654 Highway 1
Davenport, CA  95017

APPENDIX C  PERFORMANCE DATA

TABLE 1 - TOTAL RETURNS

The average annual total returns of the Funds for the periods ended June 30, 2001, were as follows:

TOTAL RETURNS

CUTLER CORE FUND


  ONE YEAR     FIVE YEARS    TEN YEARS   SINCE INCEPTION
  (14.44)%       12.43%                      11.87%


CUTLER VALUE FUND


  ONE YEAR     FIVE YEARS    TEN YEARS   SINCE INCEPTION
    8.97%        13.86%                      13.33%


                                 30-DAY SEC YIELD
CUTLER CORE FUND                       0.36%
CUTLER VALUE FUND                      0.60%


                                      C-1